EXHIBIT 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Hydrogen Engine Center, Inc. (the "company") on Form 10-KSB/A for the year ended December 31, 2007 as filed with the Securities and Exchange Commission (the "Report"), I, Sandra Batt, Chief Financial Officer (Principal Financial Officer) of the company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the company as of the dates presented and consolidated results of operations of the company for the periods presented.

July 22, 2008	/s/ Sandra Batt
Sandra Batt
Chief Financial Officer
(Principal Financial Officer)

This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.